UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2013

The Phoenix Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT	06102-5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860)403-5000

NOT APPLICABLE
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2013, Mr. Thomas S. Johnson, Chairman, retired from the Board of Directors (the “Board”) of The Phoenix Companies, Inc. (the “Company”), effective Friday, July 12, 2013, in keeping with the Board’s retirement guidelines.  Also effective as of the date of Mr. Johnson’s retirement, Mr. John H. Forsgren became the non-executive chairman of the Board.

Item 7.01. Regulation FD Disclosure.

On July 12, 2013, the Company issued a news release announcing Mr. Johnson’s retirement and Mr. Forsgren’s election as the chairman of the Board. This release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(a)           Not applicable
(b)           Not applicable
(c)           Not applicable
(d)           Exhibits

The following exhibit is furnished herewith:

99.1           News release of The Phoenix Companies, Inc. dated July 12, 2013.

 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date: July 12, 2013	By:	/s/ John T. Mulrain
Name: John T. Mulrain
Title: Executive Vice President, General Counsel and Secretary